Exhibit 99.1350CERT


        Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Robert C. Doll, Jr., Chief Executive Officer of Mercury Basic Value Fund, Inc. and Master Basic Value Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 23, 2006

                                            /s/ Robert C. Doll, Jr.
                                            -----------------------
				            Robert C. Doll, Jr.,
                                            Chief Executive Officer of
                                            Mercury Basic Value Fund, Inc. and
                                            Master Basic Value Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mercury Basic Value Fund, Inc. and Master Basic Value Trust and will be retained by Mercury Basic Value Fund, Inc. and Master Basic Value Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Exhibit 99.1350CERT


        Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Mercury Basic Value Fund, Inc. and Master Basic Value Trust (together, the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: August 23, 2006


                                            /s/ Donald C. Burke
                                            -------------------
				            Donald C. Burke,
                                            Chief Financial Officerof
                                            Mercury Basic Value Fund, Inc. and
                                            Master Basic Value Trust


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mercury Basic Value Fund, Inc. and Master Basic Value Trust and will be retained by Mercury Basic Value Fund, Inc. and Master Basic Value Trust and furnished to the Securities and Exchange Commission or its staff upon request.